                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - April 24, 1998


                          Tuesday Morning Corporation


        Delaware                   0-19658                     75-2398532
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                Number)

     14621 Inwood Rd., Dallas, Texas                             75244
(Address of Principal Executive Offices)                       (Zip Code)


                                (972) 387-3562
                              (Telephone Number)



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Item 4. - Changes in Registrant's Certifying Accountant

(a) On April 20, 1998, the Registrant notified KPMG Peat Marwick LLP (Dallas, Texas office) of its decision to retain another independent public accountant for the examination of its financial statements for fiscal year ended December 31, 1998.

(b) During the last two most recent fiscal years and interim period through April 22, 1998, there were no disagreements with KPMG Peat Marwick LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. In addition, during such period, there have been no "reportable events" with KPMG Peat Marwick LLP as described in Items 304(a) (i) (v) of Regulation S-K.

(c) KPMG Peat Marwick LLP's report on the financial statements of the Registrant for the last two most fiscal years contained unqualified opinions.

(d) A copy of KPMG Peat Marwick LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this report on Form 8-K.

(e) The change in the independent public accountants was recommended by the Board of Directors.

(f) On April 20, 1998, the Registrant notified Arthur Andersen LLP (Dallas, Texas office) of its intention to retain such firm as independent public accountants for the examination of its financial statements for the fiscal year ending December 31, 1998.

(g) During the last two most recent calendar years and through the date of this report, Registrant did not consult Arthur Andersen LLP on either the application of accounting principles to a completed or proposed specific transaction, or on the type of audit opinion that might be rendered on Registrant's financial statements.

(h) A copy of Arthur Andersen LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this report on Form 8-K.



Item 7. - Financial Statements and Exhibits

(c)  Exhibits

99.1 Letter dated April 22, 1998 from KPMG Peat Marwick LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.

99.2 Letter dated April 22, 1998 from Arthur Andersen LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Tuesday Morning Corporation
                                                     ---------------------------
                                                                      Registrant


                                                                  April 22, 1998
                                                                  --------------
                                                                            Date


                                                                  Mark E. Jarvis
                                                                  --------------
                                                         Senior Vice President &
                                                         Chief Financial Officer

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                          Tuesday Morning Corporation

                                   FORM 8-K

                        Date of Report: April 22, 1998

                                 EXHIBIT INDEX



Item 7(c) Exhibits

        99.1 Letter dated April 22, 1998 from KPMG Peat Marwick LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.

        99.2 Letter dated April 22, 1998 from Arthur Andersen LLP stating whether it agrees with the statements set forth in Item 4 of this Form 8-K.